THE PILLAR FUNDS

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of The Pillar Funds (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee, Kevin P. Robins and Mark E. Nagle, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.



/s/ Robert A. Nesher                                               Date: 8-21-97
--------------------                                                     -------
Robert A. Nesher
Trustee

                                THE PILLAR FUNDS

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of The Pillar Funds (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee, Kevin P. Robins and Mark E. Nagle, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.



/s/ James B. Grecco                                                Date: 8/21/97
-------------------                                                      -------
James B. Grecco
Trustee

                                THE PILLAR FUNDS

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of The Pillar Funds (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee, Kevin P. Robins and Mark E. Nagle, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.



/s/ T.D. Sayles Jr.                                                Date: 8/21/97
-------------------                                                -------------
Thomas D. Sayles, Jr.
Trustee

                                THE PILLAR FUNDS

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of The Pillar Funds (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee, Kevin P. Robins and Mark E. Nagle, and each of them singly, her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for her and in her name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal as of the date set forth below.



/s/ Christine H. Yackman                                           Date: 8/21/97
------------------------                                                 -------
Christine H. Yackman
Trustee

                                THE PILLAR FUNDS

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer of The Pillar Funds (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, hereby constitutes and appoints Kevin P. Robins and Mark E. Nagle, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.



/s/ David G. Lee                                                    Date: 9/4/97
----------------                                                    ------------
David G. Lee
President and Chief
Executive Officer

                                THE PILLAR FUNDS

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer of The Pillar Funds (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee and Kevin P. Robins, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.



/s/ Mark E. Nagle                                                   Date: 9/2/97
-----------------                                                         ------
Mark E. Nagle
Controller and Chief Financial
Officer

                                THE PILLAR FUNDS

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of The Pillar Funds (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee, Kevin P. Robins and Mark E. Nagle, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.



/s/ Arthur L. Berman                                                Date: 9/6/97
--------------------                                                ------------
Arthur L. Berman
Trustee

                                THE PILLAR FUNDS

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of The Pillar Funds (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, hereby constitutes and appoints David G. Lee, Kevin P. Robins and Mark E. Nagle, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any or all amendments (including post-effective amendments) to the Trust's Registration Statement on Form N-1A under the provisions of the Investment Company Act of 1940 and the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.



/s/ Ray Konrad                                                     Date: 8/21/97
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Ray Konrad
Trustee